Kubota Pharmaceutical Holdings is committed to translating innovation into a diverse portfolio of drugs and devices to preserve and restore vision for millions of people worldwide. Kubota Pharmaceutical Holdings FY2016 Analyst Meeting Tokyo February 22, 2017

Cautionary Statement Regarding Forward Looking Statements 2 This presentation contains forward-looking statements concerning our product development, our ability to successfully commercialize our product candidates, our technology, our competitors, our intellectual property, our financial condition and operating results and our plans for research and development programs and the timing thereof that involve risks, uncertainties and assumptions. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. These statements are based on the current estimates and assumptions of the management of Kubota Pharmaceutical Holdings Co., Ltd. as of the date of this presentation and are subject to uncertainty and risks in circumstances, including, but not limited to the risk that our product candidates will not demonstrate the expected benefits and will not achieve regulatory approval or be successfully commercialized, the risk of delays in our ongoing or expected clinical trials, the risk that new developments in the intensely competitive ophthalmic pharmaceutical and device markets require changes in our clinical trial plans or limit the potential benefits of our product candidates, the accuracy of our estimates of the size and characteristics of the markets that may be addressed by our product candidates, the risk that our pre-clinical development efforts may not yield additional product candidates, and other risks and uncertainties inherent in the process of discovering and developing therapeutics and devices that demonstrate safety and efficacy. Given these uncertainties, you should not place undue reliance upon these forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our reports on file with the Tokyo Securities Exchange and the United States Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All statements contained in this presentation are made only as of the date of this presentation. “Acucela,” the Acucela logo and “Kubota” are among the registered trademarks or trademarks of Kubota Pharmaceutical Holdings in various jurisdictions. Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Company Overview An Ophthalmology-Focused, Science-Driven Company 3 Partnership • Partnership with YouHealth and University of California, San Diego to address cataracts and presbyopia with lanosterol • Partnership with The University of Manchester to address retinal degenerative disease with gene therapy • Partnership with the University of Southern California and EyeMedics to address retinal neovascular disease using biomimetic technology Financials • Cash, short-term and long-term investments as of 12/31/16 was JPY16.5 billion to invest in ongoing programs, business development and internal research and development People and Strategy • Executive leadership with experience in health care management, life science administration & technology • Broad-skilled employee base in R&D and operations with broad industry relationships • Strategic plan to develop an innovative portfolio of ophthalmology products • Quick Win – Fast Fail Internal Research • We believe an investment chasm exists for exploratory projects for unmet medical needs in the US, creating an opportunity to bridge the chasm between early and late stage development by focusing on innovative ophthalmic technologies • Emixustat, a visual cycle modulator with novel mechanism of action for retinal diseases with unmet medical need • PBOS - Patient Based Ophthalmology Suite Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Cataract 51% Glaucoma 8% AMD 5% Corneal Opacities 4% Childhood Blindness 4% Refractive Error 3% Trachoma 3% Diabetic Retinopathy 1% Undetermined 21% Leading Causes of Blindness Worldwide 4 • 33 million people blind worldwide • 191 million suffer from moderate and severe vision impairment (MSVI) Source: Stevens GA. et al. Global prevalence of vision impairment and blindness. Ophthalmology 120 (12). 2377–84 (2013) Pascolini D. Global estimates of visual impairment: 2010. British Journal of Ophthalmology 96(5):614-8 (2012) Causes of Blindness, Worldwide Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Leading Causes of Blindness in Japan, US and Europe 5 Glaucom a 21% 16% 8% 34% 10% Source: 1) 厚生労働省 難治性疾患等克服研究事業「網膜脈絡膜・視神経萎縮症に関する調査研究 平成25(2013)年度」報告書 (A 2013 Report by Ministry of Health, Labour and Welfare) 2) Nathan C. et al. Causes and Prevalence of Visual Impairment Among Adults in the United States. Arch Ophthalmol122 (2004) 3) Kocur I, Resnikoff S. Visual Impairment and blindness in Europe and their prevention. British Journal of Ophthalmology 86, 716-722 (2002) AMD 26% Glaucom a 20% DR 9% Others 45% Retinitis Pigmentosa 11% AMD Retinochoroidal Atrophy Others DR AMD 54% Catara ct 9% Glauco ma 6% DR 5% Other 25% Japan1 Unites States2 Europe3 Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Global revenue forecast to reach $17.5B in 2020 CAGR 6.7% from 2017 – 2020 6 Sources： Visiongain, Macular Degeneration (AMD) and Other Retinal Diseases: World Drug Industry and Market 2015-2025。 Market Scope, 2015 Comprehensive Report on the Global IOL Market。 Retinal Diseases Market Forecast: Global Market Kubota Pharmaceutical Holdings Co., Ltd. [4596] （US$ in millions） 1,716 1,986 2,246 2,492 6,220 6,424 6,676 6,767 429 818 1,036 1,285 2,359 2,453 2,520 2,570 3,651 3,864 4,092 4,358 2017 2018 2019 2020 DR Wet AMD Dry AMD Other Retinal Dieases IOL 14,375 17,472 15,545 16,570

Discovery Exploratory Confirmatory Forge Partnerships In House In House / Partnered Business Development Opportunity 7 • We believe an investment chasm exists for exploratory projects in the U.S. Kubota Pharma’s opportunity is to bridge the chasm between early and late stage development: − Partner with universities and leverage public funding in the discovery phase − Build best in class exploratory development capabilities in house − Build U.S.-centric confirmatory / commercialization capabilities and partner ex-U.S. Target Discovery Lead Identification Lead optimization / preclinical profiling Nonclinical Development (GxP) Exploratory Development (POC) Confirmatory Development Commercialization & LCM Source: Give to Cure 2015 $30B annual spend in the U.S. mainly from universities and large pharmaceutical companies $5B annual spend $65B annual spend mainly from large pharmaceutical companies Kubota Pharma’s Focus Area

Project Portfolio



Technology	Therapeutic Area	Pre-clinical	Phase 1	Phase 2	Phase 3	POC Target*1	Origin
VCM*2 Emixustat HCl	Proliferative Diabetic Retinopathy (PDR)					2017	Proprietary
	Stargardt disease					2018	Proprietary
	Intermediate AMD					2019	Proprietary
Lanosterol	Cataract, Presbyopia					2018	University of California, San Diego / YouHealth Inc.
Optogenetics (Gene Therapy)	Retinitis Pigmentosa					2019	University of Manchester (UK)
ACU-6151 (Biomimetic Technology)	Diabetic Macular Edema (DME), Wet AMD, GA					2020	University of Southern California / EyeMedics, LLC
PBOS (Patient Based Ophthalmology Suite)	Wet AMD, DME, Neovascular Retinal Diseases					2019	Proprietary

*1 POC means "Proof of Concept"; the years listed are targets. For Stargardt Disease: Initial pharmacodynamic readout only.

*2 VCM: Visual Cycle Modulator

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Emixustat Hydrochloride for Diabetic Retinopathy

Manifestations and Treatment of Diabetic Retinopathy

A leading cause of vision impairment and blindness in working-age adults globally, ~105 million people affected worldwide

Nonproliferative DR



Retinal hemorrhages

Generally no treatment

Proliferative DR



Neovascularization

New vessels surrounded by hard exudate

Laser, Anti-VEGF, Vitrectomy

Diabetic macular edema



Cotton wool spots

Hard exudates in fovea

Anti-VEGF, Corticosteroids, Vitrectomy

Current Treatments

- All procedures invasive
- Risk of sight-threatening side-effects
- Increased burden on patients

Source:
Stitt AW et al. Advances in our understanding of diabetic retinopathy. *Clinical Science* (2013) 125, 1–17.
Abbreviations: DR, diabetic retinopathy; VEGF, vascular endothelial growth factor

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Emixustat: a Potential Paradigm Shift in the Treatment of Diabetic Retinopathy 11 Mimic constitutive phototransduction Reduction in neovascularization Oral administration Potential to transform current therapeutic landscape of invasive treatment modalities To benefit more patients • Initial focus on PDR, the most serious form of DR • Evaluate potential in slowing NPDR progression to PDR and also DME Highly O2-consuming dark current Emixustat Totally new approach to diabetic retinopathy Kubota Pharmaceutical Holdings Co., Ltd. [4596] Abbreviations: DME, diabetic macular edema; DR, diabetic retinopathy; NPDR, nonproliferative diabetic retinopathy; PDR, proli ferative diabetic retinopathy

Phase 2 Study of Emixustat in Proliferative Diabetic Retinopathy (PDR) is Underway

	2016			2017				2018				2019	
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Phase 2[(1)(2)]													

- **Multicenter (up to 6 clinical sites in the US)randomized, double-blinded, placebo-controlled**
- **Up to 20 patients diagnosed with PDR will take emixustat (up to 40 mg, step up titration) or placebo once daily for 85 days**
- **Evaluations**
  - Change in biomarkers of diabetic retinopathy disease
  - Effects on retinal hemorrhage, neovascularization, and vision

2017 → **POC (Proof of Concept) Target**

Source:
1) ClinicalTrials.gov identifier NCT02753400. Available at: https://clinicaltrials.gov/ct2/show/NCT02753400?term=emixustat&ra nk=1. Accessed February 14, 2017.
2) Acucela press release. May 8, 2016. Available at: http://acucela.com/Read-About-Us/Press-Releases/160508_PDR.

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Forecast for the Global Diabetic Retinopathy(1) Market 13 Kubota Pharmaceutical Holdings Co., Ltd. [4596] 1,716 1,986 2,246 2,492 2017 2018 2019 2020 Source： Visiongain, Macular Degeneration (AMD) and Other Retinal Diseases: World Drug Industry and Market 2015-2025。 1) Including Proliferative diabetic retinopathy and diabetic macular edema CAGR 13.3% （US$ in millions）

Emixustat Hydrochloride for Stargardt Disease

Stargardt Disease: a Genetic Disorder Stargardt disease is a genetically inherited disorder of the retina 15 • Stargardt is a serious unmet medical need, with fewer than 150,000 people estimated to be patients in the US, Japan and Europe, combined. • There are many symptoms a person with Stargardt may experience including spots in the vision, color vision deficits, distortion, blurriness, and loss of central vision in both eyes. • Mutations in a gene called ABCA4 are the most common cause of Stargardt disease. • Kubota Pharma receives Orphan Drug Designation from the FDA for the treatment of Stargardt disease in January 2017 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Source: National Eye Institute. https://nei.nih.gov/health/stargardt/star_facts. Retrieved July 2, 2016

Stargardt Disease: Proposed Disease Progression and Emixustat Mechanism of Action 16 Photoreceptor Cell Death Death of RPE RPE Dysfunction Accumulation of lipofuscin (lipid, proteins, vitamin A toxins) leading to free radical production and activation of complement system Defective gene: ABCA4 Blocks the accumulation of lipofuscin and vitamin A toxins Emixustat Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Phase 2a Study of Emixustat in Stargardt Disease is Underway

	2016			2017				2018				2019	
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Phase 2[1]													

- **Multicenter (up to 6 clinical sites in the US), randomized, double-blinded**
- **Up to 30 patients diagnosed with macular atrophy secondary to Stargardt will be randomly assigned to one of three treatment arms in a 1:1:1 ratio. Treatment arms include: emixustat 2.5 mg, 5 mg, and 10 mg. Subjects will orally take study drug once daily in the evening for one month.**
- **Designed to evaluate the pharmacodynamics, safety and tolerability of emixustat in subjects**
- **Evaluations**
  - Change in electrical response of the retina to a flash of light, as measured by electroretinogram
  - Percent suppression compared to baseline of rod b-wave amplitude recovery after a photobleaching light

2018 → **POC (Proof of Concept) Target**

Source (1) ClinicalTrials.gov identifier NCT03033108. Available at: https://clinicaltrials.gov/ct2/show/NCT03033108?term=acucela&rank=1. Accessed February 14, 2017

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Lanosterol for Cataracts and Presbyopia

Protein Aggregation in Crystalline Lens of the Eye Leads to Cataract 19 Clear Vision Highly ordered proteins Impact on Vision Cloudy Vision Denatured proteins Low protein order / protein aggregation Denatured proteins aggregate and obstruct light, causing cloudy vision Kubota Pharmaceutical Holdings Co., Ltd. [4596] Source: Zhao L, Chen XJ, Zhu J, et al. Lanosterol reverses protein aggregation in cataracts. Nature 523 (7562). 607-611 (2015) National Eye Institute. https://nei.nih.gov/health/cataract/cataract_facts. Retrieved July 2, 2016

Lanosterol: New Treatment Potential 20 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Currently, there is no non-surgical treatment available for cataracts 1. Multiple incisions are made to access the lens 2. High-frequency ultrasound breaks up the lens into small pieces, then removed with suction (phacoemulsification) 3. A clear intraocular lens is inserted in the same location the natural lens occupied 4. The incisions are closed and a protective shield is placed over the eye (in some procedures) Lanosterol • Non-invasive, pharmacological treatment • Dissolves protein aggregates and establishes order • Naturally occurring compound in the human body • Has the potential to reverse lens opacification

Lanosterol Development Plan 21 Pre-clinical development necessary to file an IND Phase 1/2 clinical study planned for patients with cataract 2016-2017 2017-2018 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Assess lens opacity in humans, Evaluation of near vision Formulation development Targeted for Cataract and Presbyopia POC (Proof of Concept) Target 2018 Abbreviation: IND, investigational new drug

Forecast for the Global IOL Market 22 Kubota Pharmaceutical Holdings Co., Ltd. [4596] 3,651 3,864 4,092 4,358 2017 2018 2019 2020 Source： Market Scope, 2015 Comprehensive Report on the Global IOL Market CAGR 6.1% （US$ in millions）

Optogenetics for Retinitis Pigmentosa

Retinitis Pigmentosa is a Blinding Disease

- Affects roughly 1 in 4,000 people, both in the United States and worldwide (NEI)[1]
- Approximately 1.5 million people worldwide are affected by the disease[2]
- Earliest and most frequent symptom is night blindness, decreased vision or tunnel vision[3]
- Progressive loss of vision in childhood leads generally to blindness by age 40[4]
- The cause of RP is complex, with over 100 different gene mutations identified[5]



NORMAL VISION | DECREASED VISION | TUNNEL VISION | BLINDNESS

Source:

1) Genetics Home Reference, Retinitis Pigmentosa. https://ghr.nlm.nih.gov/condition/retinitis-pigmentosa. Retrieved Nov 7, 2016
2) Vaidya P, Vaidaya A. Retinitis Pigmentosa: Disease Encumbrance in the Eurozone. *Int J Ophthalmol Clin Res.* 2:030 (2015)
3) MedilinePlus, Retinitis Pigmentosa. https://medlineplus.gov/ency/article/001029.htm. Retrieved Nov 7, 2016
4) American Academy of Ophthalmology. Retinitis Pigmentosa Causes. http://www.aao.org/eye-health/diseases/retinitis-pigmentosa-cause, Retrieved July 2, 2016
5) National Human Genome Research Institute. Leaning About Retinitis Pigmentosa. https://www.genome.gov/13514348/. Retrieved Nov 7, 2016

Abbreviations: NEI, National Eye Institute; RP, retinitis pigmentosa

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Optogenetics The Technology Technology allows expression of human rhodopsin in ON bipolar cells using a viral vector • Rhodopsin’s biological mechanism imparts a relatively high level of light sensitivity for this type of therapy and as a human protein, may minimize any immunological impact • Genetic mutation-independent therapy 25 HUMAN RHODOPSIN Light Sensitive ON Bipolar Cells DEAD PHOTORECEPTORS Kubota Pharmaceutical Holdings Co., Ltd. [4596] Source: Buchen L. Illuminating the brain. Nature 465. 26–28 (2010)

Optogenetics Development Plan 26 Pre-clinical development necessary to file an IND Anticipated initiation of Phase 2 clinical study 2016-2018 2018-2019 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Kubota Pharma intends to pursue Orphan Drug status to allow for potentially rapid development and extended regulatory exclusivity. POC (Proof of Concept) Target 2019 Abbreviation: IND, investigational new drug

ACU-6151 Biomimetic Technology

Retinal Vascular Abnormalities are a Core Pathology in Multiple Sight-threatening Ocular Diseases 28 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Reduced visual acuity Loss of vision Potentially irreversible blindness  Vascular leakage  Proliferation of new abnormal blood vessels at back of eye  Persistent inflammation  Disrupted ocular architecture Proliferative diabetic retinopathy Retinal vein occlusion* Retinopathy of prematurity Diabetic patients Older people Premature babies Vascular Abnormalities Diabetic retinopathies Diabetic macular edema Wet AMD* *Predominantly but not exclusively in older people Wet AMD: wet age-related macular degeneration

Biomimetic Technology Potential small molecule pharmacologic treatment for retinal neovascular disease 29 • The proprietary technology modulates endogenous factors released during the inflammatory process at the early pathogenic stages of diabetic macular edema (DME), age-related macular degeneration (wet AMD and GA associated with dry AMD) and other retinal neovascular conditions. − Demonstrated the ability to inhibit vascular endothelial growth factor (VEGF) induced vascular leakage comparable to anti-VEGF therapy, and without loss of native microvasculature − Vessels appeared to be better preserved than with the anti -VEGF treatment suggesting less occlusion • Evaluate the potential of these proprietary molecules to be dosed less frequently and exert therapeutic effects over a longer period of time than current anti -VEGF biologic drugs used as standard of care. − Potential of this novel therapeutic approach to provide better outcomes and an improved delivery paradigm, administered either intravitreally or orally, for patients suffering from a variety of retinal neovascular diseases Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Biomimetic Technology Development Plan 30 Pre-clinical development necessary to file an IND Anticipated initiation of Phase 2 clinical study 2018 2019-2020 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Targeted for diabetic macular edema (DME), wet AMD, GA associated with dry AMD POC (Proof of Concept) Target 2020 Abbreviation: IND, investigational new drug

Source： Visiongain, Macular Degeneration (AMD) and Other Retinal Diseases: World Drug Industry and Market 2015-2025 Forecast for the Global Wet AMD Market 31 Kubota Pharmaceutical Holdings Co., Ltd. [4596] 6,220 6,424 6,676 6,767 2017 2018 2019 2020 CAGR 2.9% （US$ in millions）

PBOS Patient Based Ophthalmology Suite

PBOS Patient Based Ophthalmology Suite At home, patient self-use retinal monitoring device 33 • Increase in demand for mobile Health applications (mHealth) in home care and remote medical care field • In its first iteration, the PBOS aims to improve treatment outcome in patients diagnosed and treated for wet AMD, DME and other neovascular retinal diseases • The PBOS is being designed to detect nascent disease progression and support patient re-treatment prior to irreversible vision loss due to disease progression. • Key Component of the PBOS − Micromini handheld device equipped with optical coherence tomography − Network connectivity and cloud based technologies − Alert the patients and their physicians of disease progression and re-treatment needs − Patient administered device used to capture changes in retinal anatomy − Improve distribution of routine and emergency health services and provide diagnostic services Kubota Pharmaceutical Holdings Co., Ltd. [4596]

PBOS：Micromini Handheld Device Equipped with Optical Coherence Tomography Development Plan 34 Invention and prototyping Anticipated initiation of pre-clinical and clinical studies 2017-2018 2019 Kubota Pharmaceutical Holdings Co., Ltd. [4596] Targeted for wet AMD, DME, and other neovascular retinal disease POC (Proof of Concept) Target 2019 Abbreviation: IND, investigational new drug

FY2016 Financial Results

Overview of FY2016: P/L JPY in thousands December 31, 2015 December 31, 2016 Reasons for change Revenues from collaboration 2,902,721 870,198 The decrease in revenue from collaborations was primarily due to billing fewer full-time employees as a result of the completion of the Emixustat clinical trial during the year and wind- down activities related to Emixustat following the termination of our collaboration with Otsuka. Wind-down activities related to Emixustat were completed in December 2016. Expenses R&D 2,730,128 2,370,363 Emixustat 2,540,027 1,324,661 Lower expenditures as the Phase 2b/3 clinical trial came to completion in May 2016 and expenses associated with wind-down activities. Internal research 189,962 1,044,622 Higher expenditures in connection with the Company’s Strategic Plan to in-license new molecules and compounds and self-fund related research activities. OPA 6566 139 1,080 Expenses associated with wind-down activities. General and administrative 3,375,512 2,620,904 Decrease primarily due to lower: (i) stock based compensation expense of ¥396mn; (ii) charges related to the one-time May 2015 special meeting of the shareholders and related transaction costs of ¥271mn; (iii) charges related to bonus and retention payments of ¥151mn; (iv) severance costs of ¥139mn. The decrease was partially offset by increase in legal expenses and charges related to the Redomicile Transaction of ¥372mn. Income (loss) from operations -3,202,919 -4,121,069 Net income (loss) -3,076,641 -3,952,549 Note: Figures of the former Acucela Inc. are used for FY 2015 for the sake of convenience of our shareholders. 36

Overview of FY2016: Balance Sheet 37 JPY in thousands December 31, 2015 December 31, 2016 Reasons for change Current Assets 14,497,458 14,831,434 Cash, cash equivalents and short-term investments 13,509,540 14,248,398 Other current assets 987,918 583,036 Primarily due to decrease in accounts receivables from collaborations with Otsuka. Non-current Assets 6,723,886 2,337,100 Long-term investments 6,575,054 2,210,404 Decrease due to sale of marketable securities reaching maturity. Other non-current assets 148,832 126,696 Total Assets 21,221,344 17,168,534 Current Liabilities 1,014,584 537,304 Decrease in deferred revenue from collaborations. Long-term Liabilities 133,154 110,967 Decrease due to amortization of lease incentives. Shareholders‘ Equity 20,073,606 16,520,263 Decrease due to net loss, which increased accumulated deficit, partially offset by an increase in common stock related to stock option exercises. Cash, cash equivalents and investments 20,084,594 16,458,802 Decrease primarily due to cash used in operating activities. Note: Figures of the former Acucela Inc. are used for FY 2015 for the sake of convenience of our shareholders.

Financial Outlook* 38 • Outlook for Revenue from collaborations − The Company is pursuing various partnering efforts and is expecting to generate revenue in the future through collaborations with strategic partners. • Outlook for loss from operations − Total research and development expenses are expected to increase as the Company pursues development of its product candidates in multiple indications and executes in-licensing transactions resulting in potential upfront and milestone payments. − The Company is conducting a comprehensive evaluation of its cost structure. * Forward-looking financial information and estimates contained in this presentation were previously disclosed by the Company in the Company’s Kessan Tanshin dated February 14, 2017 and/or in the Company’s Form 8-K filed with the SEC on February 14, 2017. Such forward-looking financial information and estimates speak only as of the dates of initial disclosure and this presentation is neither updating nor confirming the previously provided forward-looking financial information, guidance and estimates. Kubota Pharmaceutical Holdings Co., Ltd. [4596]

848 844 (23) (3,203) (4,121) (4,290) (6,000) (4,000) (2,000) 0 2,000 FY12 FY13 FY14 FY15 FY16 FY17 Est. Operating Profit (Loss) Financial Overview* 39 5,672 6,519 23,756 21,221 17,169 0 5,000 10,000 15,000 20,000 25,000 FY12 FY13 FY14 FY15 FY16 Total Assets 3,088 3,754 22,236 20,074 16,520 0 5,000 10,000 15,000 20,000 25,000 FY12 FY13 FY14 FY15 FY16 Total Shareholder's Equity 5,599 6,386 4,269 2,903 870 0 0 2,000 4,000 6,000 8,000 FY12 FY13 FY14 FY15 FY16 FY17 Est. Revenues from Collaboration (JPY in millions) * Forward-looking financial information and estimates contained in this presentation were previously disclosed by the Company in the Company’s Kessan Tanshin dated February 14, 2017 and/or in the Company’s Form 8-K filed with the SEC on February 14, 2017. Such forward-looking financial information and estimates speak only as of the dates of initial disclosure and this presentation is neither updating nor confirming the previously provided forward-looking financial information, guidance and estimates. Figures of the former Acucela Inc. are used for FY2015 and earlier for the sake of convenience of our shareholders. Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Appendix

Management Team Globally experienced management team in the ophthalmology industry 41 Lukas Scheibler, PhD EVP R&D, Acucela Inc. Alcon Novartis Pharmaceuticals John Gebhart Chief Financial Officer Qliance Medical Management Consultant to Remote Medical International, Ventripoint, and others Ted Danse, MBA Chief Business Officer, Acucela Inc. Neurotech Pharmaceuticals, Inc. ISTA Pharmaceuticals Inc., Allergan, Inc., Coopervision, Bausch & Lomb , Schering-Plough Ryo Kubota, MD, PhD Chairman, President and CEO Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Board of Directors

Directors		Background
	**Ryo Kubota, MD PhD**	**Chairman, President and Chief Executive Officer and also founder of Acucela Inc.**
	**Shintaro Asako**	**Chief Executive Officer and Chief Financial Officer — DeNA Corp** Previously: Chief Financial Officer — MediciNova, Inc.
	**Shiro Mita, PhD**	**President and Chief Executive Officer — M's Science Corporation** Previously: Executive Director of Drug Discovery, Director — Santen Pharmaceuticals Co., Ltd
	**Eisaku Nakamura**	**Corporate Auditor — Koinobori Associates Inc.** Previously: Director and General Manager — Bio Sight Capital Co., Ltd , Chief Executive Officer and President — Berevno Corporation, Board of Directors — CanBas Corporation and Activus Pharma Co. Ltd.
	**Robert Takeuchi**	**President — RT Consulting, Inc.** Previously: President — SOFTBANK Finance, America Corporation, Director of International Equity Sales — Credit Suisse First Boston, Board of Directors SBI Investment Co., Ltd. and Quark Pharmaceuticals, Inc.

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Recent Events 43 Date Highlights Mar 17 ‘16 Acucela Secures Option to Exclusively License Novel Cataract Treatment April 5 ‘16 Acucela Licenses Gene Therapy from The University of Manchester for Retinal Degenerative Disease May 25 ’16 Announcement of Top-Line Results from Phase 2b/3 Clinical Trial of Emixustat S.E.A.T.T.L.E. study failed to demonstrate a reduction in GA lesion growth rate Jun 13 ’16 Announcement on the Termination of Emixustat Agreement and OPA-6566 Agreement with Otsuka Pharmaceutical, and Postponement of Annual Shareholder Meeting Oct 18 ‘16 Acucela Issues Notice of Resolutions of the Annual Meeting of Shareholders Dec 6 ‘16 Listing of Kubota Pharmaceutical Holdings Co., Ltd. and Forecast for Fiscal Year End 2016 Dec 13 ‘16 Acucela Secures Option to Exclusively Acquire Novel Retinal Technology Dec 26 ‘16 Kubota Pharmaceutical Holdings Signs Letter of Intent to Form a Joint Venture with SBI Holdings Jan 5 ‘16 Acucela Receives Orphan Drug Designation from the FDA for the Treatment of Stargardt Disease Jan 26 ‘17 Acucela Initiates Phase 2a Study of Emixustat Hydrochloride Addressing Patients with Stargardt Disease Kubota Pharmaceutical Holdings Co., Ltd. [4596]

Kubota Pharmaceutical Holdings is committed to translating innovation into a diverse portfolio of drugs and devices to preserve and restore vision for millions of people worldwide.